UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 8, 2014

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
incorporation)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.02 – Departure of Director or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Codorus Valley Bancorp, Inc. is saddened to report that Director Michael L. Waugh died on October 8, 2014.  Since 2002, Mr. Waugh served as a member of the Board of Directors of Codorus Valley Bancorp, Inc., and it primary operating subsidiary, PeoplesBank, A Codorus Valley Company, providing unique insight and leadership. In addition, Mr. Waugh served the citizens of York County for 21 years as a member of the Commonwealth of Pennsylvania legislature and, more recently Executive Director of the Pennsylvania Farm Show Complex.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: October 14, 2014	/s/ Larry J. Miller
Larry J. Miller
President and Chief
Executive Officer
(Principal Executive Officer)

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